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                                                                    Exhibit 23.3

                       [DORSEY & WHITNEY LLP LETTERHEAD]

ExecuStay Corporation
7595 Rickenbacker Drive
Gaithersburg, Maryland 20879

                 Re: ExecuStay Corporation Registration on Form S-1
                     SEC File No. 333-30049 ( the "Registration Statement")

Ladies and Gentlemen:

                 We hereby consent to the reference to our firm under the heading "Legal Matters" in the prospectus constituting part of the Registration Statement.

Dated: July 31, 1997
                                                      Very truly yours,


                                                      DORSEY & WHITNEY LLP

JTK